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                SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549



                             FORM 8-A

        FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
             PURSUANT TO SECTION 12(b) OR (g) OF THE
                 SECURITIES EXCHANGE ACT OF 1934




                   CONCENTRA MANAGED CARE, INC.
      (Exact name of registrant as specified in its charter)




                Delaware                        04-3363415
(State of incorporation or organization)     (I.R.S. Employer
                                           Identification Number)


             312 Union Wharf                      02109
                Boston, MA                     (Zip code)
(Address of principal executive offices)



Securities to be registered pursuant to Section 12(b) of the Act: None

Securities to be registered pursuant to Section 12(g) of the Act:

                       Title of each class
                       to be so registered

                   Common Stock, $.01 par value
                         (Title of Class)
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Item 1.  Description of Registrant's Securities to be Registered

Common Stock

     Concentra Managed Care, Inc. (the "Company") hereby incorporates by reference the section entitled "Description of Concentra Capital Stock" contained in the Company's Registration
Statement on Form S-4 (file no. 333-27105) filed with the Securities and Exchange Commission on May 14, 1997, as amended
(the "Concentra Registration Statement").


Item 2.   Exhibits.

Exhibit
Number         Description

3.1       Certificate of Incorporation of the Company
          (incorporated herein by reference to Exhibit 3.1 to the Concentra Registration Statement).

3.2 Amended and Restated Certificate of Incorporation of the Company (incorporated herein by reference to Exhibit 3.2 to the Concentra Registration Statement).

3.3 Bylaws of the Company (incorporated herein by reference to Exhibit 3.3 to the Concentra Registration
          Statement).

4.1       Specimen Stock Certificate for Common Stock
          (incorporated herein by reference to Exhibit 4.1 to the Concentra Registration Statement).

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                            SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities
Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                   CONCENTRA MANAGED CARE, INC.



Date:  June  25, 1997                  By:  /s/ Richard A. Parr II
                                            ----------------------
                                            Richard A. Parr II
                                            Executive Vice President
                                            and General Counsel

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                             EXHIBIT INDEX


Exhibit                                                        Sequentially
Number     Description                                         Numbered Page
-------    -----------                                         -------------

3.1        Certificate of Incorporation of the Company                *

3.2        Amended and Restated Certificate of Incorporation
            of the Company                                            *

3.3        Amended and Restated Certificate of Incorporation
            of the Company                                            *

4.1        Specimen Stock Certificate for Common Stock                *


------------------

*    Incorporated by reference to the Company's Registration
     Statement on Form S-4 (file no. 333-27105) filed with the Securities and Exchange Commission on May 14, 1997.